ESCROW AGREEMENT

         THIS ESCROW AGREEMENT, dated as of July , 2005 ("ESCROW AGREEMENT"), is by and among ICOA, INC., a Nevada corporation ("PARENT"), ICOA PUBLIC SERVICES, INC., a Nevada corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), LINKSPOT NETWORKS, INC., a Maryland corporation
("LinkSpot"),   ALAN  KOBRAN  (the "SHAREHOLDER REPRESENTATIVE"), and ICOA,
INC., as Escrow Agent hereunder ("ESCROW AGENT").

                                   BACKGROUND

         A. Parent, Merger Sub and LinkSpot have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), dated as of July , 2005, pursuant to which Merger Sub will merge with and into LinkSpot, with LinkSpot surviving the merger and becoming a wholly-owned subsidiary of Parent (the "MERGER"). The Merger Agreement provides that 7,199,995 shares of Parent Common Stock (the "ESCROW SHARES") will be deposited into an escrow account to be available to reimburse Parent, its officers, directors, agents or Affiliates (including LinkSpot as the surviving corporation in the Merger) for certain losses pursuant to Article VII of the Merger Agreement.

         B. Escrow Agent has agreed to accept, hold, and disburse the Escrow Fund (as defined below) in accordance with the terms of this Escrow Agreement.

         C. Pursuant to the Merger Agreement, the stockholders of LinkSpot receiving shares of Parent Common Stock upon the consummation of the Merger (the "LINKSPOT STOCKHOLDERS") have appointed the Shareholder Representative to represent them for all purposes in connection with the reimbursement provisions of the Merger Agreement and this Escrow Agreement. The number of Escrow Shares deposited on behalf of each LinkSpot Stockholder is set forth in Schedule A attached hereto.

         D. In order to establish the escrow of the Escrow Shares and to effect the reimbursement provisions of the Merger Agreement, the parties hereto have entered into this Escrow Agreement.

                             STATEMENT OF AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Escrow Agreement and not otherwise defined shall have the meanings given to them in the Merger Agreement. The following terms shall have the following meanings when used herein:

                  "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a legal holiday.

                  "CLAIM" shall mean a claim for Damages by Parent pursuant to the Merger Agreement.

                  "ESCROW PERIOD" shall mean the period commencing on the date hereof and ending on the date which is the one year anniversary of the Closing Date (the "EXPIRATION DATE"); PROVIDED, HOWEVER, that such period shall not terminate with respect to such amount (or some portion thereof) that together with the aggregate amount remaining in the Escrow Fund is necessary in the reasonable judgment of Parent, subject to the objection of the Shareholder Representative and the subsequent arbitration of the matter in the manner provided in Section 4 below, to satisfy any unsatisfied Claims concerning facts and circumstances existing prior to the termination of such period specified in any Officer's Certificate delivered to the Escrow Agent on or before 5:00 p.m., EDT, on the Expiration Date.

                  "ESTIMATED CLAIM AMOUNT" shall mean the amount designated by the Parent to be the amount of any Claim for which an Officer's Certificate has been delivered. Escrow Agent shall have no liability or responsibility to question or determine the accuracy or the reasonableness of any Estimated Claim Amount.

                  "LINKSPOT STOCKHOLDERS" shall have the meaning given in Section C of the Background statement above.

                  "OFFICER'S CERTIFICATE" shall mean a written notification, signed by an officer of the Parent, which shall include (A) a statement that Parent has paid or properly accrued or reasonably anticipates that it will have to pay or accrue Losses, (B) a statement specifying in reasonable detail the amount of the Estimated Claim Amount, the date such amount was paid or properly accrued, or the basis for such anticipated liability, and the nature of the misrepresentation, breach of warranty or covenant to which such amount is related, (C) the sequential number of such Claim in relation to all Officer's Certificates delivered hereunder, (D) the date of such Officer's Certificate, and (E) the aggregate Estimated Claim Amounts of all Claims as to which Officer's Certificates have been delivered. Each Officer's Certificate also shall include a certification by the officer of the Parent that the Claim is being made pursuant to the Merger Agreement and this Escrow Agreement.

         2. APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT. Parent, LinkSpot, Merger Sub and the Shareholder Representative hereby appoint Escrow Agent to serve as escrow agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt of the Escrow Shares in accordance with Section 3 below, agrees to hold and disburse the Escrow Fund (as defined below) in accordance with this Escrow Agreement.

         3. DEPOSIT OF ESCROW SHARES. As soon as practicable after the Effective Time, the Escrow Shares will be deposited with the Escrow Agent, such deposit to constitute an escrow fund (the "ESCROW FUND") to be governed by the terms set forth herein. The Escrow Agent shall hold and safeguard the Escrow Fund during the Escrow Period, shall treat such fund as a trust fund in accordance with the terms of this Escrow Agreement and not as property of Parent and shall hold and disperse the Escrow Fund only in accordance with the terms hereof.

         4. CLAIMS.

                  (a) CLAIMS UPON ESCROW FUND.

                           (i) Upon receipt by the Escrow Agent at any time on
or before the expiration of the Escrow Period of an Officer's Certificate, the Escrow Agent shall, subject to the provisions of Sections 4(b) and 4(c) hereof, deliver to Parent out of the Escrow Fund, as promptly as practicable, shares of Parent Common Stock held in the Escrow Fund in an amount equal to the Estimated Claim Amount.

                           (ii) For the purposes of determining the number of
shares of Parent Common Stock to be delivered to Parent out of the Escrow Fund pursuant to Section 4(a)(i) hereof, the shares of Parent Common Stock shall be valued at the greater of the Closing Bid Price on the applicable Determination Date (as hereinafter defined) or $0.06 per share.

                  (b) OBJECTIONS TO CLAIMS. At the time of delivery of any Officer's Certificate to the Escrow Agent, a duplicate copy of such certificate shall be delivered to the Shareholder Representative and for a period of thirty
(30) days after such delivery, the Escrow Agent shall make no delivery to Parent of any Escrow Shares pursuant to Section 4(a) hereof unless the Escrow Agent shall have received written authorization from the Shareholder Representative to make such delivery. After the expiration of such thirty (30) day period, the Escrow Agent shall make delivery of shares of Parent Common Stock from the Escrow Fund in accordance with Section 4(a) hereof, provided that no such payment or delivery may be made if the Shareholder Representative shall object in a written statement to the Claim made in the Officer's Certificate, and such statement shall have been delivered to the Escrow Agent prior to the expiration of such thirty (30) day period. If shares of Parent Common Stock are to be delivered by Escrow Agent to Parent from the Escrow Fund pursuant to this
Section 4(b), then Determination Date shall be the first Business Day after the expiration of such thirty (30) day period.

                  (c) RESOLUTION OF CONFLICTS; ARBITRATION.

                           (i) In case the Shareholder Representative shall so
object in writing to any Claim or Claims made in any Officer's Certificate, the Shareholder Representative and Parent shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such Claims. If the Shareholder Representative and Parent should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and shall be delivered to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and shall distribute shares of Parent Common Stock from the Escrow Fund in accordance with the terms thereof. If shares of Parent Common Stock are to be delivered by Escrow Agent to Parent from the Escrow Fund pursuant to this Section 4(c)(i), then the Determination Date shall be the first Business Day after the said memorandum of agreement is delivered to the Escrow Agent.

                           (ii) If no such agreement can be reached after good
faith negotiation, and in any event not later than sixty (60) days after receipt of the written objection of the Shareholder Representative, either Parent or the Shareholder Representative may demand arbitration of the matter unless the amount of the damage or loss is at issue in pending litigation with a third party, in which event arbitration shall not be commenced until such amount is ascertained or both parties agree to arbitration; and in either such event the matter shall be settled by arbitration conducted by one arbitrator, which arbitration shall be the exclusive forum for resolution of Claims as provided herein. The arbitrator shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrators, to discover relevant information from the opposing parties about the subject matter of the dispute. The arbitrator shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys' fees and costs, to the same extent as a court of competent law or equity, should the arbitrator determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification. The decision of the arbitrator as to the validity and amount of any Claim in such Officer's Certificate shall be binding and conclusive upon the parties to this Escrow Agreement, and notwithstanding anything in Section 4(b) hereof, the Escrow Agent shall be entitled to act in accordance with such decision and make or withhold payments out of the Escrow Fund in accordance therewith. Such decision shall be written and shall be supported by written findings of fact and conclusions which shall set forth the award, judgment, decree or order awarded by the arbitrator.

                           (iii) Judgment  upon  any  award  rendered  by  the
arbitrator may be entered in any court having jurisdiction. Any such arbitration shall be held in Providence, Rhode Island under the rules then in effect of the Judicial Arbitration and Mediation Services, Inc. For purposes of this Section 4(c), in any arbitration hereunder in which any Claim or the amount thereof stated in the Officer's Certificate is at issue, Parent shall be deemed to be the "Non-Prevailing Party" in the event that the arbitrator awards Parent the sum of sixty-seven percent (67%) or less of the disputed amount; otherwise, the LinkSpot Stockholders as represented by the Shareholder Representative shall be deemed to be the "Non-Prevailing Party". The Non-Prevailing Party to an arbitration shall pay its own expenses, the fees of each arbitrator, the administrative costs of the arbitration, and the expenses, including without limitation, reasonable attorneys' fees and costs, incurred by the other party to the arbitration; provided, however, that if the LinkSpot Stockholders as represented by the Shareholder Representative shall be the Non-Prevailing Party, then the Escrow Fund shall be the sole source for all such expenses, fees and costs, and the LinkSpot Stockholders and the Shareholder Representative shall have no liability, obligation or responsibility with respect to such expenses, fees and costs to the extent the value of the Escrow Fund at such time is insufficient to satisfy all such expenses, fees and costs.

                           (iv) The Determination Date with respect to a matter
resolved through arbitration in the manner provided in Section 4(c)(ii) shall be the first business day after the final decision of the arbitrator is issued.

                  (d) ACTIONS OF THE SHAREHOLDER REPRESENTATIVE. A decision act, consent or instruction of the Shareholder Representative with respect to the Escrow Shares, the Escrow Fund or this Escrow Agreement shall constitute a decision of all the LinkSpot Stockholders for whom a portion of the Escrow Shares otherwise issuable to them are deposited in the Escrow Fund and shall be final, binding and conclusive upon each of such stockholders, and the Escrow Agent and Parent may rely upon any such written decision, consent or instruction of the Shareholder Representative as being the decision, consent or instruction of each every such stockholder. The Escrow Agent, Parent, LinkSpot and Merger Sub are hereby relieved from any liability to any person for any acts done by them in accordance with such decision, consent or instruction of the Shareholder Representative.

                  (e) EXPIRATION OF ESCROW PERIOD. Upon the expiration of the Escrow Period, Escrow Agent shall not disburse the Escrow Shares unless and until the Escrow Agent receives a letter from an officer of the Parent instructing the Escrow Agent to (a) retain a specified number of Escrow Shares to pay in full all Estimated Claim Amounts, if any, that have not been resolved at such time and (b) distribute to the LinkSpot Stockholders, as promptly as practicable, in accordance with such letter, the specified number of Escrow Shares then remaining in the Escrow Fund in proportion to their respective original contributions to the Escrow Fund (as set forth on Schedule A attached hereto). For the purpose of this Section 4(e), the Determination Date shall be the first Business Day after the Expiration Date.

         5. DIVIDENDS, VOTING AND RIGHTS OF OWNERSHIP.

                  (a) DIVIDENDS. Any shares of Parent Common Stock or other equity securities issued or distributed by Parent (including shares issued upon a stock split or stock dividend) ("NEW SHARES") in respect of Parent Common Stock in the Escrow Fund which have not been released from the Escrow Fund shall be added to the Escrow Fund and become a part thereof. New Shares issued in respect of shares of Parent Common Stock which have been released from the Escrow Fund shall not be added to the Escrow Fund but shall be distributed to the deemed record holders thereof. Cash dividends on Parent Common Stock shall not be added to the Escrow Fund but shall be distributed to the record holders thereof.

                  (b) RECORD HOLDERS. Each LinkSpot Stockholder shall be deemed the record holder of, and shall have voting, dividend, distribution and all other rights with respect to the shares of Parent Common Stock contributed to the Escrow Fund by or for such stockholder (and on any voting securities and other equity securities added to the Escrow Fund in respect of such shares of Parent Common Stock) while such shares are held in the Escrow Fund.

         6. DISBURSEMENT INTO COURT. If, at any time, there shall exist any dispute between the Shareholder Representative and the Parent with respect to the holding or disposition of any portion of the Escrow Fund or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Fund or Escrow Agent's proper actions with respect to its obligations hereunder, or if the Shareholder Representative and the Parent have not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                  (a) suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); and/or

                  (b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Providence, Rhode Island, for instructions with respect to such dispute or uncertainty, and pay into such court all shares held by it in the Escrow Fund for holding and disposition in accordance with the instructions of such court.

Escrow Agent shall have no liability to Shareholder Representative, Parent, LinkSpot, Merger Sub, their respective shareholders or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of the Escrow Fund or any delay in or with respect to any other action required or requested of Escrow Agent.

         7. RESIGNATION AND REMOVAL OF ESCROW AGENT. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the Shareholder Representative and Parent or may be removed, with or without cause, by the Shareholder Representative and Parent, acting jointly, at any time by the giving of ten (10) days' prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided hereinbelow. Upon any such notice of resignation or removal, the Shareholder Representative and Parent jointly shall appoint a successor Escrow Agent hereunder. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement.

         8. LIABILITY OF ESCROW AGENT.

                  (a) Escrow Agent shall have no liability or obligation with respect to the Escrow Fund except as provided hereunder and except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Fund in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which the Escrow Fund is deposited, this Escrow Agreement or the Merger Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Parent shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

                  (b) The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Fund, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Fund is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         9. INDEMNIFICATION OF ESCROW AGENT. From and at all times after the date of this Escrow Agreement, Parent shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "INDEMNIFIED PARTIES") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation the Shareholder Representative, any LinkSpot Stockholder or Parent, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; PROVIDED, HOWEVER, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify Parent in writing, and Parent shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that Parent shall be required to pay such fees and expenses if (i) Parent agrees to pay such fees and expenses, or (ii) Parent shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding,
(iii) the Shareholder Representative, LinkSpot any LinkSpot Stockholder or Parent is the plaintiff in any such action or proceeding or (iv) the named parties to any such action or proceeding (including any impleaded parties) include both Indemnified Party and Parent, any LinkSpot Stockholder and/or Shareholder Representative, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Parent, any such stockholder or Shareholder Representative. Parent shall be liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (i) shall apply only to the party so agreeing. All such fees and expenses payable by Parent pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. All of the foregoing losses, damages, costs and expenses of the Indemnified Parties shall be payable by Parent upon demand by such Indemnified Party. The obligations of Parent under this Section 9 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

                  (b) The parties agree that the payment by Parent of any claim by Escrow Agent for indemnification hereunder shall not impair, limit, modify, or affect, as between the Shareholder Representative, the LinkSpot Stockholders and Parent, the respective rights and obligations of the Shareholder Representative and the LinkSpot Stockholders, on the one hand, and Parent, on the other hand, under the Merger Agreement.

         10. FEES AND EXPENSES OF ESCROW AGENT. Escrow Agent shall not be entitled to any compensation for its services hereunder. Parent, however, shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the reimbursement obligations set forth in this
Section 10 shall be payable by Parent upon demand by Escrow Agent. The obligations of Parent under this Section 10 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent. The reimbursement obligations of Parent hereunder shall not be considered Damages for which Parent is indemnified under the Merger Agreement.

         11. REPRESENTATIONS AND WARRANTIES.

                  (a) Shareholder Representative makes the following representations and warranties to Escrow Agent:

                           (i) The execution, delivery, and performance by
Shareholder Representative of this Escrow Agreement is in accordance with the Merger Agreement;

                           (ii) Shareholder Representative has been duly
appointed to act as the representative of the LinkSpot Stockholders hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any required documents, to amend, modify or waive any provision of this Escrow Agreement and to take any and all other actions as required under this Escrow Agreement, all without further consent or direction from, or notice to, any LinkSpot Stockholder or any other party; and

                           (iii) All of the representations and warranties of
Shareholder Representative contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Fund.

                  (b) Parent and Merger Sub make the following representations and warranties to Escrow Agent:

                           (i) Parent and Merger Sub are corporations duly
organized, validly existing, and
in good standing under the laws of their respective states of incorporation and have full power and authority to execute and deliver this Escrow Agreement and to perform their obligations hereunder;

                           (ii) This Escrow Agreement has been duly approved by
all necessary corporate action of Parent and Merger Sub, including any necessary shareholder approval, has been executed by duly authorized officers of Parent and Merger Sub, and constitutes a valid and binding agreement of Parent and Merger Sub, enforceable in accordance with its terms;

                           (iii) The execution, delivery, and performance by
Parent and Merg(iii) The execution, delivery, and performance byer Sub of this Escrow Agreement is in accordance with the Merger Agreement and will not violate, conflict with, or cause a default under the articles of incorporation or bylaws of Parent and Merger Sub, any applicable law or regulation, any court order or administrative ruling or decree to which Parent or Merger Sub is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation the Merger Agreement, to which Parent or Merger Sub is a party or any of its property is subject;

                           (iv) No party other than the parties hereto has, or
shall have, any lien, claim or security interest in the Escrow Shares or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Shares deposited into the Escrow Fund or any part thereof; and

                           (v) All of the representations and warranties of
Parent and Merger Sub contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Fund.

                  (c) LinkSpot makes the following representations and warranties to Escrow Agent:

                           (i) LinkSpot is a corporation duly organized, validly
existing, and in good standing under the laws of its state of incorporation and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

                           (ii) This Escrow Agreement has been duly approved by
all necessary corporate action of LinkSpot, including any necessary shareholder approval, has been executed by duly authorized officers of LinkSpot, and constitutes a valid and binding agreement of LinkSpot, enforceable in accordance with its terms;

                           (iii) The execution, delivery, and performance by
LinkSpot of this Escrow Agreement is in accordance with the Merger Agreement and will not violate, conflict with, or cause a default under the articles of incorporation or bylaws of LinkSpot, any applicable law or regulation, any court order or administrative ruling or decree to which LinkSpot is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation the Merger Agreement, to which LinkSpot is a party or any of its property is subject;

                           (iv) No party other than the parties hereto have, or
shall have, any lien, claim or security interest in the Escrow Shares or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Shares deposited in the Escrow Fund or any part thereof; and

                           (v) All of the representations and warranties of
LinkSpot contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Fund.

         12. CONSENT TO JURISDICTION AND VENUE. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Escrow Agreement, the parties hereto agree that the United States District Court for the District of Rhode Island shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the state courts of Rhode Island shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service or process to vest personal jurisdiction over them in any of these courts.

         13. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:

                  If to Shareholder Representative at:

                           Alan S. Kobran
                           22552 Hillside Circle
                           Leesburg, Virginia 20175

                  with a copy (which shall not constitute notice) to:

                           Steven M. Abramson
                           Silver, Freedman & Taff, L.L.P.
                           1700 Wisconsin Ave., NW
                           Washington, DC 20007

                  If to Parent or LinkSpot at:

                           ICOA, Inc.
                           111 Airport Road
                           Warwick, RI 02889
                           Attention:  Richard Schiffmann

                  with a copy (which shall not constitute notice) to:

                           Steven M. Harris
                           2860 Filbert St.
                           San Francisco, CA 94123

                  If to the Escrow Agent at:

                           ICOA, Inc.
                           111 Airport Road
                           Warwick, RI 02889
                           Attention:  Richard Schiffmann

or to such other address as each party may designate for itself by like notice.

         14. AMENDMENT OR WAIVER. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by the Shareholder Representative, Parent and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         15. SEVERABILITY. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

         16. GOVERNING LAW. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Rhode Island without giving effect to the conflict of laws principles thereof.

         17. ENTIRE AGREEMENT. This Escrow Agreement constitutes the entire agreement between the parties relating to the holding and disbursement of the Escrow Fund and sets forth in their entirety the obligations and duties of Escrow Agent with respect to the Escrow Fund.

         18. BINDING EFFECT. All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of Shareholder Representative, Parent, Merger Sub, LinkSpot and Escrow Agent.

         19. EXECUTION IN COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction.

         20. TERMINATION. Upon the first to occur of the disbursement of all shares in the Escrow Fund pursuant to Section 4 hereof or the disbursement of all shares in the Escrow Funds into court pursuant to Section 6 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Fund.

         21. DEALINGS. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell, and deal in any of the securities of the Parent and become pecuniarily interested in any transaction in which the Parent may be interested, and contract and lend money to the Parent and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Parent or for any other entity.

         22. MISCELLANEOUS. All references in this Escrow Agreement to days shall mean calendar days. All actions required to be performed by the Escrow Agent under this Escrow Agreement on a day which is not a Business Day shall be performed on the next Business Day.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date first above written.

PARENT:

ICOA, INC.


By:      ____________________________
         Richard Schiffmann, President


MERGER SUB:

ICOA PUBLIC SERVICES, INC.


By:      ____________________________
         Richard Schiffmann, President


LINKSPOT:

LINKSPOT NETWORKS, INC.


By:      ___________________________
         Alan S. Kobran, President


SHAREHOLDER REPRESENTATIVE


____________________________________
Alan S. Kobran


ESCROW AGENT:

ICOA, INC.


By:      ____________________________
         Erwin Vahlsing, Jr., Secretary

                                   SCHEDULE A

                 Number of Escrow Shares Deposited on Behalf of
                            each LinkSpot Stockholder


---------------------------------------------------------------------------------- -----------------------------------
Name                                                                                    Escrow Shares on Deposit
---------------------------------------------------------------------------------- -----------------------------------
Alan S. Kobran                                                                                  99,710
---------------------------------------------------------------------------------- -----------------------------------
Mark Kaplan                                                                                     81,844
---------------------------------------------------------------------------------- -----------------------------------
John Leahy, Jr.                                                                                 40,773
---------------------------------------------------------------------------------- -----------------------------------
Holger Opderbeck                                                                                13,514
---------------------------------------------------------------------------------- -----------------------------------
MADAR, Inc. Pension Plan, Mark Russell, Trustee                                                232,450
---------------------------------------------------------------------------------- -----------------------------------
John M. Toups                                                                                  279,914
---------------------------------------------------------------------------------- -----------------------------------
Wesley O.McGee and Judith W. McGee                                                             270,372
---------------------------------------------------------------------------------- -----------------------------------
David & Susan Gorin                                                                             27,029
---------------------------------------------------------------------------------- -----------------------------------
Transaction Network Services, Inc.                                                           1,892,041
---------------------------------------------------------------------------------- -----------------------------------
Meritage Private Equity Fund II, L.P.                                                        2,125,370
---------------------------------------------------------------------------------- -----------------------------------
Meritage Entrepreneurs Fund II, L.P.                                                            36,814
---------------------------------------------------------------------------------- -----------------------------------
BIG Partners VIII, L.P.                                                                      1,708,242
---------------------------------------------------------------------------------- -----------------------------------
Raymond D. Rice Revocable Declaration of Trust Dated 4/11/96                                   135,146
---------------------------------------------------------------------------------- -----------------------------------
Thomas H. Jones and Diana Foster-Jones, Joint Tenants                                          135,146
---------------------------------------------------------------------------------- -----------------------------------
Mattbrel LLLP                                                                                   27,029
---------------------------------------------------------------------------------- -----------------------------------
Lauri DeMaso Schwartz and Sheldon David Schwartz                                                27,029
---------------------------------------------------------------------------------- -----------------------------------
Jim Dombrouski                                                                                  13,514
---------------------------------------------------------------------------------- -----------------------------------
Ron and Rhonda Rubin                                                                            27,029
---------------------------------------------------------------------------------- -----------------------------------
Michael Gurevich                                                                                27,029
---------------------------------------------------------------------------------- -----------------------------------

---------------------------------------------------------------------------------- -----------------------------------
Total                                                                                        7,199,995
---------------------------------------------------------------------------------- -----------------------------------
